UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 18, 2013

MAGNETEK, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10233	95-3917584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N49 W13650 Campbell Drive
Menomonee Falls, WI	53051
(Address of Principal Executive Offices)	(Zip Code)

(262) 783-3500
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2013, Magnetek, Inc. (“Magnetek” or “the Company”) announced that Ms. Yon Y. Jorden, a member of the Board of Directors, notified the Company that she will not stand for re-election at the Company's 2013 Annual Meeting of Stockholders.

A copy of the Company's press release related to Ms. Jorden's notice not to stand for re-election is being furnished as Exhibit 99.1 to this Current Report on Form 8-K..  Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 - Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Magnetek, Inc. Press Release dated February 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 19, 2013

MAGNETEK, INC.

/s/ Marty J. Schwenner
By:	Marty J. Schwenner
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Magnetek, Inc. Press Release dated February 19, 2013.